Exhibit 99.1

ARMLOGI HOLDING CORP. Announces UP TO $21 Million convertible promissory notes and $50 MILLION Standby Equity Purchase Agreement

WALNUT, CA, November 25, 2024 (GlobeNewswire) -- Armlogi Holding Corp. (“Armlogi” or the “Company”) (Nasdaq: BTOC), a U.S.-based warehousing and logistics service provider that offers a comprehensive package of supply-chain solutions related to warehouse management and order fulfillment, today announced that it has entered into a Standby Equity Purchase Agreement (the “SEPA”), with YA II PN, Ltd. (“YA”), a fund managed by Yorkville Advisors Global, LP. Pursuant to the terms of the SEPA, YA is committed to purchase up to $50 million (the “Commitment Amount”) of the Company’s common stock (the “Common Stock”) at any time during the two-year period following the execution date of the SEPA, by delivering written notice to YA (an “Advance Notice”). Pursuant to the SEPA, YA will advance to the Company, subject to the satisfaction of certain conditions as set forth therein, the principal amount of $21 million (the “Pre-Paid Advance”), which will be evidenced by convertible promissory notes (the “Promissory Notes”, together with the “SEPA”, the “Offering”) in three tranches. The Company has received an initial Pre-Paid Advance of $5 million in connection with the execution of the SEPA.

If there is no balance outstanding under the Promissory Notes, the Company will have the sole right in its discretion to sell shares to YA from time to time by issuing Advance Notices to YA following the effectiveness of a registration statement with the U.S. Securities and Exchange Commission registering the Common Stock issuable pursuant to the SEPA and the satisfaction of other customary conditions. For so long as there is a balance outstanding under the Promissory Notes, YA, at its sole discretion, may deliver to the Company a notice (an “Investor Notice”) to cause an Advance Notice to be deemed delivered to YA and the issuance of shares of Common Stock to YA.

The Company intends to use the proceeds from the offering of the Common Stock pursuant to the SEPA for working capital and other general corporate purposes, and to repay any pre-paid advances.

D. Boral Capital LLC acted as the exclusive placement agent for the Offering.

About Armlogi Holding Corp.

Armlogi Holding Corp., based in Walnut, CA, is a fast-growing U.S.-based warehousing and logistics service provider that offers a comprehensive package of supply-chain solutions relating to warehouse management and order fulfillment. The Company caters to cross-border e-commerce merchants looking to establish overseas warehouses in the U.S. market. With ten warehouses covering over three million square feet, the Company offers comprehensive one-stop warehousing and logistics services. The Company’s warehouses are equipped with facilities and technology for handling and storing large and bulky items. For more information, please visit www.armlogi.com.

Safe Harbor Statement

This press release contains forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us.

Company Contact:

info@armlogi.com

Investor Relations Contact:

Matthew Abenante, IRC

President

Strategic Investor Relations, LLC

Tel: 347-947-2093

Email: matthew@strategic-ir.com